UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2016
Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On April 14, 2016, Stone Energy Corporation (“Stone”) issued a press release announcing an update on its first quarter operational activities and its bank borrowing redetermination. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On April 13, 2016, Stone received notice from Bank of America, N.A., as administrative agent and issuing bank under the Fourth Amended and Restated Credit Agreement dated June 24, 2014 (the “Credit Facility”), that its borrowing base had been reduced to $300 million from $500 million, effective April 13, 2016. On March 9, 2016, Stone borrowed $385 million under the Credit Facility, which represented substantially all of the remaining undrawn amount that was available under the Credit Facility. As of April 13, 2016, Stone had $457 million of outstanding borrowings and $18.3 million of outstanding letters of credit under the Credit Facility, or $175.3 million in excess of the redetermined borrowing base (referred to as a borrowing base deficiency). The Credit Facility provides that within 30 days after notification of a borrowing base deficiency, Stone must elect to cure the borrowing base deficiency through any combination of the following actions: (1) repay amounts outstanding sufficient to cure the deficiency within 10 days after Stone’s written election to do so; (2) add additional oil and gas properties acceptable to the banks to the borrowing base and take such actions necessary to grant the banks a mortgage in such oil and gas properties within 30 days after Stone’s written election to do so; and/or (3)  arrange to pay the deficiency in six equal monthly installments. As of April 13, 2016, Stone had cash on hand of approximately $360 million. The new borrowing base will be in effect until Stone's next borrowing base redetermination for the Credit Facility.

Item 7.01. Regulation FD Disclosure.

On April 14, 2016, Stone issued a press release announcing an update on its first quarter operational activities and its bank borrowing redetermination. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release dated April 14, 2016, “Stone Energy Corporation Provides Activity Update and
Bank Borrowing Redetermination”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: April 14, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 14, 2016, “Stone Energy Corporation Provides Activity Update and Bank Borrowing Redetermination”